Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
INDEX OIL AND GAS, INC.
FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Boetius, Chief Financial Officer of Index Oil & Gas Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2005, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2006

INDEX OIL AND GAS, INC.

Date: November 27, 2006	By:	/s/ Andrew Boetius
Andrew Boetius
Chief Executive Officer